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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): October 28, 2005

                CWALT, INC., (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 2005, providing for the issuance of the Alternative Loan Trust 2005-62 Mortgage Pass-Through
                Certificates, Series 2005-62).

                                  CWALT, INC.
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            (Exact name of registrant as specified in its charter)

         Delaware                       333-125902               87-0698307
-------------------------------   ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
       Incorporation)                                        Identification No.)

            4500 Park Granada, Calabasas, California                 91302
            ----------------------------------------               ----------
            (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code (818) 225-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))


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Item 8.01.    Other Events.

Filing of Other Materials

      Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWALT, INC. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Alternative Loan Trust 2005-62 Mortgage Pass-Through Certificates, Series 2005-62 (the "Certificates").

Incorporation of Certain Documents by Reference

      In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of PWC is attached hereto as Exhibit 23.1.

      The consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, which appears as an exhibit in Financial Security Assurance Holdings Ltd.'s Annual Report on Form 10-K for the year ended December 31, 2004, are hereby incorporated by reference into the Company's registration statement and the prospectus supplement and shall be deemed to be a part hereof. The consent of PWC to the incorporation by reference of their audit report on such consolidated financial statements in the prospectus supplement and their being named as "experts" in the prospectus supplement is attached hereto as Exhibit 23.1.


Item 9.01.    Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      Exhibit No.    Description

         23.1        Consent of PricewaterhouseCoopers LLP


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


                                  Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CWALT, INC.




                                                  By: / s / Darren Bigby
                                                  -----------------------------
                                                  Darren Bigby
                                                  Vice President


Dated: October 28, 2005


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



                                 Exhibit Index



Exhibit No.    Description

23.1           Consent of PricewaterhouseCoopers LLP


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